EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Report of Across America Real Estate Development Corp. (the "Company") on Form 10-KSB as filed with the Securities and Exchange Commission (the "Report"), I, Alexander V. Lagerborg, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MARCH 31, 2005                                       /s/ Alexander V. Lagerborg
                                                     ---------------------------
                                                     Alexander V. Lagerborg
                                                     Chief Executive Officer